Supplemental Information
Second Quarter 2017

Current period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Income statement
Net interest income	$22,044	$20,603	$10,986	$11,058	$10,292	$10,201	$10,118
Noninterest income	23,033	21,473	11,843	11,190	9,698	11,434	11,168
Total revenue, net of interest expense	45,077	42,076	22,829	22,248	19,990	21,635	21,286
Provision for credit losses	1,561	1,973	726	835	774	850	976
Noninterest expense	28,574	28,309	13,726	14,848	13,161	13,481	13,493
Income tax expense	4,817	3,539	3,108	1,709	1,359	2,349	2,034
Net income	10,125	8,255	5,269	4,856	4,696	4,955	4,783
Preferred stock dividends	863	818	361	502	361	503	361
Net income applicable to common shareholders	9,262	7,437	4,908	4,354	4,335	4,452	4,422
Diluted earnings per common share	0.87	0.68	0.46	0.41	0.40	0.41	0.41
Average diluted common shares issued and outstanding	10,868,431	11,079,939	10,822,069	10,914,815	10,958,621	11,000,473	11,059,167
Dividends paid per common share	$0.15	$0.10	$0.075	$0.075	$0.075	$0.075	$0.05

Performance ratios
Return on average assets	0.91%	0.76%	0.93%	0.88%	0.85%	0.90%	0.88%
Return on average common shareholders' equity	7.64	6.26	8.00	7.27	7.04	7.27	7.40
Return on average shareholders' equity	7.57	6.31	7.79	7.35	6.91	7.33	7.25
Return on average tangible common shareholders' equity (1)	10.76	8.95	11.23	10.28	9.92	10.28	10.54
Return on average tangible shareholders' equity (1)	10.27	8.68	10.54	10.00	9.38	9.98	9.93

At period end
Book value per share of common stock	$24.88	$23.71	$24.88	$24.36	$24.04	$24.19	$23.71
Tangible book value per share of common stock (1)	17.78	16.71	17.78	17.23	16.95	17.14	16.71
Market price per share of common stock:
Closing price	$24.26	$13.27	$24.26	$23.59	$22.10	$15.65	$13.27
High closing price for the period	25.50	16.43	24.32	25.50	23.16	16.19	15.11
Low closing price for the period	22.05	11.16	22.23	22.05	15.63	12.74	12.18
Market capitalization	239,643	135,577	239,643	235,291	222,163	158,438	135,577

Number of financial centers - U.S.	4,542	4,681	4,542	4,559	4,579	4,629	4,681
Number of branded ATMs - U.S.	15,972	15,998	15,972	15,939	15,928	15,959	15,998
Headcount	210,904	214,959	210,904	210,533	210,673	211,877	214,959

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-43.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Interest income
Loans and leases	$17,674	$16,479	$8,920	$8,754	$8,391	$8,358	$8,219
Debt securities	5,135	4,778	2,594	2,541	2,245	2,144	2,261
Federal funds sold and securities borrowed or purchased under agreements to resell	999	536	560	439	315	267	260
Trading account assets	2,239	2,254	1,163	1,076	1,093	1,076	1,075
Other interest income	1,809	1,535	909	900	821	765	759
Total interest income	27,856	25,582	14,146	13,710	12,865	12,610	12,574

Interest expense
Deposits	628	470	346	282	279	266	245
Short-term borrowings	1,564	1,239	917	647	542	569	626
Trading account liabilities	571	534	307	264	240	244	242
Long-term debt	3,049	2,736	1,590	1,459	1,512	1,330	1,343
Total interest expense	5,812	4,979	3,160	2,652	2,573	2,409	2,456
Net interest income	22,044	20,603	10,986	11,058	10,292	10,201	10,118

Noninterest income
Card income	2,918	2,894	1,469	1,449	1,502	1,455	1,464
Service charges	3,895	3,708	1,977	1,918	1,978	1,952	1,871
Investment and brokerage services	6,579	6,383	3,317	3,262	3,202	3,160	3,201
Investment banking income	3,116	2,561	1,532	1,584	1,222	1,458	1,408
Trading account profits	4,287	3,680	1,956	2,331	1,081	2,141	2,018
Mortgage banking income	352	745	230	122	519	589	312
Gains on sales of debt securities	153	439	101	52	—	51	249
Other income	1,733	1,063	1,261	472	194	628	645
Total noninterest income	23,033	21,473	11,843	11,190	9,698	11,434	11,168
Total revenue, net of interest expense	45,077	42,076	22,829	22,248	19,990	21,635	21,286

Provision for credit losses	1,561	1,973	726	835	774	850	976

Noninterest expense
Personnel	16,870	16,574	7,712	9,158	7,338	7,704	7,722
Occupancy	2,001	2,064	1,001	1,000	969	1,005	1,036
Equipment	865	914	427	438	447	443	451
Marketing	774	833	442	332	460	410	414
Professional fees	941	897	485	456	538	536	472
Amortization of intangibles	322	373	160	162	176	181	186
Data processing	1,567	1,555	773	794	767	685	717
Telecommunications	368	362	177	191	195	189	189
Other general operating	4,866	4,737	2,549	2,317	2,271	2,328	2,306
Total noninterest expense	28,574	28,309	13,726	14,848	13,161	13,481	13,493
Income before income taxes	14,942	11,794	8,377	6,565	6,055	7,304	6,817
Income tax expense	4,817	3,539	3,108	1,709	1,359	2,349	2,034
Net income	$10,125	$8,255	$5,269	$4,856	$4,696	$4,955	$4,783
Preferred stock dividends	863	818	361	502	361	503	361
Net income applicable to common shareholders	$9,262	$7,437	$4,908	$4,354	$4,335	$4,452	$4,422

Per common share information
Earnings	$0.92	$0.72	$0.49	$0.43	$0.43	$0.43	$0.43
Diluted earnings	0.87	0.68	0.46	0.41	0.40	0.41	0.41
Dividends paid	0.15	0.10	0.075	0.075	0.075	0.075	0.05
Average common shares issued and outstanding	10,056,111	10,308,241	10,013,503	10,099,557	10,170,031	10,250,124	10,328,424
Average diluted common shares issued and outstanding	10,868,431	11,079,939	10,822,069	10,914,815	10,958,621	11,000,473	11,059,167

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Net income	$10,125	$8,255	$5,269	$4,856	$4,696	$4,955	$4,783
Other comprehensive income (loss), net-of-tax:
Net change in debt and marketable equity securities	469	3,111	568	(99)	(4,664)	208	755
Net change in debit valuation adjustments	(69)	114	(78)	9	(205)	(65)	(13)
Net change in derivatives	132	150	94	38	(95)	127	126
Employee benefit plan adjustments	54	23	27	27	(553)	6	13
Net change in foreign currency translation adjustments	97	(9)	100	(3)	(70)	(8)	(21)
Other comprehensive income (loss)	683	3,389	711	(28)	(5,587)	268	860
Comprehensive income (loss)	$10,808	$11,644	$5,980	$4,828	$(891)	$5,223	$5,643

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2017	March 31 2017	June 30 2016
Assets
Cash and due from banks	$29,974	$28,955	$29,408
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	128,730	139,070	141,799
Cash and cash equivalents	158,704	168,025	171,207
Time deposits placed and other short-term investments	10,152	11,967	7,558
Federal funds sold and securities borrowed or purchased under agreements to resell	217,201	210,733	213,737
Trading account assets	216,369	209,044	175,365
Derivative assets	39,190	40,078	55,264
Debt securities:
Carried at fair value	315,509	312,012	309,670
Held-to-maturity, at cost	119,008	116,033	102,899
Total debt securities	434,517	428,045	412,569
Loans and leases	916,666	906,242	903,153
Allowance for loan and lease losses	(10,875)	(11,112)	(11,837)
Loans and leases, net of allowance	905,791	895,130	891,316
Premises and equipment, net	8,904	9,319	9,150
Mortgage servicing rights	2,501	2,610	2,269
Goodwill	68,969	68,969	69,744
Intangible assets	2,610	2,766	3,352
Loans held-for-sale	5,882	14,751	8,848
Customer and other receivables	59,342	59,534	58,150
Assets of business held for sale	—	11,025	n/a
Other assets	124,397	115,705	108,437
Total assets	$2,254,529	$2,247,701	$2,186,966

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$4,543	$5,180	$5,940
Loans and leases	51,604	53,187	60,384
Allowance for loan and lease losses	(1,004)	(1,004)	(1,128)
Loans and leases, net of allowance	50,600	52,183	59,256
Loans held-for-sale	93	128	256
All other assets	1,136	2,161	1,455
Total assets of consolidated variable interest entities	$56,372	$59,652	$66,907
n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	June 30 2017	March 31 2017	June 30 2016
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$427,715	$436,972	$424,918
Interest-bearing	757,888	762,161	714,607
Deposits in non-U.S. offices:
Noninterest-bearing	13,446	13,223	11,252
Interest-bearing	63,931	59,785	65,314
Total deposits	1,262,980	1,272,141	1,216,091
Federal funds purchased and securities loaned or sold under agreements to repurchase	196,407	186,098	178,062
Trading account liabilities	77,933	77,283	74,282
Derivative liabilities	34,880	36,428	47,561
Short-term borrowings	36,494	44,162	33,051
Accrued expenses and other liabilities (includes $757, $757 and $750 of reserve for unfunded lending commitments)	150,925	142,051	140,876
Long-term debt	223,923	221,385	229,617
Total liabilities	1,983,542	1,979,548	1,919,540
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,887,329, 3,887,329 and 3,887,790 shares	25,220	25,220	25,220
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 9,878,118,264, 9,974,189,863 and 10,216,780,615 shares	142,744	144,782	149,554
Retained earnings	109,628	105,467	94,621
Accumulated other comprehensive income (loss)	(6,605)	(7,316)	(1,969)
Total shareholders' equity	270,987	268,153	267,426
Total liabilities and shareholders' equity	$2,254,529	$2,247,701	$2,186,966

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$97	$185	$639
Long-term debt	9,765	11,944	11,463
All other liabilities	52	37	35
Total liabilities of consolidated variable interest entities	$9,914	$12,166	$12,137

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Transition
	June 30 2017	March 31 2017	December 31 2016	September 30 2016	June 30 2016
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$171,431	$167,351	$168,866	$169,925	$166,173
Tier 1 capital	194,822	190,332	190,315	191,435	187,209
Total capital	231,679	227,250	228,187	229,132	226,949
Risk-weighted assets	1,389,274	1,398,343	1,399,477	1,395,541	1,396,277
Common equity tier 1 capital ratio	12.3%	12.0%	12.1%	12.2%	11.9%
Tier 1 capital ratio	14.0	13.6	13.6	13.7	13.4
Total capital ratio	16.7	16.3	16.3	16.4	16.3

Advanced Approaches
Common equity tier 1 capital	$171,431	$167,351	$168,866	$169,925	$166,173
Tier 1 capital	194,822	190,332	190,315	191,435	187,209
Total capital	222,654	218,112	218,981	219,878	217,828
Risk-weighted assets	1,477,285	1,516,686	1,529,903	1,547,221	1,561,567
Common equity tier 1 capital ratio	11.6%	11.0%	11.0%	11.0%	10.6%
Tier 1 capital ratio	13.2	12.5	12.4	12.4	12.0
Total capital ratio	15.1	14.4	14.3	14.2	13.9

Leverage-based metrics (2)
Adjusted average assets	$2,192,055	$2,153,125	$2,131,121	$2,111,234	$2,109,172
Tier 1 leverage ratio	8.9%	8.8%	8.9%	9.1%	8.9%

Supplementary leverage exposure	$2,754,643	$2,715,589	$2,702,248	$2,703,905	$2,694,079
Supplementary leverage ratio	7.0%	7.0%	6.9%	7.1%	6.9%

Tangible equity ratio (3)	9.2	9.1	9.2	9.4	9.3
Tangible common equity ratio (3)	8.0	7.9	8.1	8.2	8.1

(1)	Regulatory capital ratios reflect the transition provisions of Basel 3.

(2)
The numerator of the supplementary leverage ratio and Tier 1 leverage ratio is quarter-end Basel 3 Tier 1 capital. The Tier 1 leverage ratio reflects the transition provisions of Basel 3, and the supplementary leverage ratio is calculated on a fully phased-in basis. The denominator of supplementary leverage exposure is total leverage exposure based on the daily average of the sum of on-balance sheet exposures less permitted Tier 1 deductions, as well as the simple average of certain off-balance sheet exposures, as of the end of each month in a quarter. Off-balance sheet exposures primarily include undrawn lending commitments, letters of credit, potential future derivative exposures and repo-style transactions.

(3)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 42-43.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2)
(Dollars in millions)
	June 30 2017	March 31 2017	December 31 2016	September 30 2016	June 30 2016
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition)	$171,431	$167,351	$168,866	$169,925	$166,173
Deferred tax assets arising from net operating loss and tax credit carryforwards phased in during transition	(1,457)	(1,594)	(3,318)	(3,143)	(3,496)
Accumulated OCI phased in during transition	(845)	(964)	(1,899)	188	359
Intangibles phased in during transition	(338)	(375)	(798)	(853)	(907)
Defined benefit pension fund assets phased in during transition	(181)	(175)	(341)	(375)	(378)
DVA related to liabilities and derivatives phased in during transition	156	128	276	168	104
Other adjustments and deductions phased in during transition	(62)	(38)	(57)	(35)	(24)
Common equity tier 1 capital (fully phased-in)	$168,704	$164,333	$162,729	$165,875	$161,831

Risk-weighted assets – As reported to Basel 3 (fully phased-in)
Basel 3 Standardized approach risk-weighted assets as reported	$1,389,274	$1,398,343	$1,399,477	$1,395,541	$1,396,277
Changes in risk-weighted assets from reported to fully phased-in	15,412	17,784	17,638	15,587	17,689
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	$1,404,686	$1,416,127	$1,417,115	$1,411,128	$1,413,966

Basel 3 Advanced approaches risk-weighted assets as reported	$1,477,285	$1,516,686	$1,529,903	$1,547,221	$1,561,567
Changes in risk-weighted assets from reported to fully phased-in	(13,576)	(19,133)	(18,113)	(23,502)	(19,600)
Basel 3 Advanced approaches risk-weighted assets (fully phased-in) (3)	$1,463,709	$1,497,553	$1,511,790	$1,523,719	$1,541,967

Regulatory capital ratios
Basel 3 Standardized approach common equity tier 1 (transition)	12.3%	12.0%	12.1%	12.2%	11.9%
Basel 3 Advanced approaches common equity tier 1 (transition)	11.6	11.0	11.0	11.0	10.6
Basel 3 Standardized approach common equity tier 1 (fully phased-in)	12.0	11.6	11.5	11.8	11.4
Basel 3 Advanced approaches common equity tier 1 (fully phased-in) (3)	11.5	11.0	10.8	10.9	10.5

(1)
As an Advanced approaches institution, we are required to report regulatory capital risk-weighted assets and ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is to be used to assess capital adequacy, which is the Advanced approaches for the periods presented.

(2)	Fully phased-in estimates are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above.

(3)
Basel 3 fully phased-in Advanced approaches estimates assume approval by U.S. banking regulators of our internal models methodology (IMM) for calculating counterparty credit risk regulatory capital for derivatives. As of June 30, 2017, we did not have regulatory approval of the IMM model. Basel 3 fully phased-in Common equity tier 1 capital ratio would be reduced by approximately 25 bps if IMM is not used.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2017			First Quarter 2017			Second Quarter 2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$129,201	$261	0.81%	$123,921	$202	0.66%	$135,312	$157	0.47%
Time deposits placed and other short-term investments	11,448	58	2.03	11,497	47	1.65	7,855	35	1.79
Federal funds sold and securities borrowed or purchased under agreements to resell	226,700	560	0.99	216,402	439	0.82	223,005	260	0.47
Trading account assets	135,931	1,199	3.54	125,661	1,111	3.58	127,189	1,109	3.50
Debt securities (1)	431,132	2,632	2.44	430,234	2,573	2.38	419,085	2,284	2.20
Loans and leases (2):
Residential mortgage	195,935	1,697	3.46	193,627	1,661	3.44	186,752	1,626	3.48
Home equity	63,332	664	4.20	65,508	639	3.94	73,141	703	3.86
U.S. credit card	89,464	2,128	9.54	89,628	2,111	9.55	86,705	1,983	9.20
Non-U.S. credit card	6,494	147	9.08	9,367	211	9.15	9,988	250	10.06
Direct/Indirect consumer	93,146	643	2.77	93,291	608	2.65	91,643	563	2.47
Other consumer	2,629	26	4.07	2,547	27	4.07	2,220	16	3.00
Total consumer	451,000	5,305	4.71	453,968	5,257	4.68	450,449	5,141	4.58
U.S. commercial	291,162	2,403	3.31	287,468	2,222	3.14	276,640	2,006	2.92
Commercial real estate	58,198	514	3.54	57,764	479	3.36	57,772	434	3.02
Commercial lease financing	21,649	156	2.89	22,123	231	4.17	20,874	147	2.81
Non-U.S. commercial	92,708	615	2.66	92,821	595	2.60	93,935	564	2.42
Total commercial	463,717	3,688	3.19	460,176	3,527	3.11	449,221	3,151	2.82
Total loans and leases (1)	914,717	8,993	3.94	914,144	8,784	3.88	899,670	8,292	3.70
Other earning assets	73,618	680	3.70	73,514	751	4.13	55,957	660	4.74
Total earning assets (3)	1,922,747	14,383	3.00	1,895,373	13,907	2.96	1,868,073	12,797	2.75
Cash and due from banks (1)	27,659			27,196			27,924
Other assets, less allowance for loan and lease losses (1)	318,747			308,851			292,244
Total assets	$2,269,153			$2,231,420			$2,188,241

(1)
Includes assets of the Corporation's non-U.S. consumer credit card business, which were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017. The impact on net interest yield of the earning assets included in assets of business held for sale was not significant. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2017	First Quarter 2017	Second Quarter 2016
Federal funds sold and securities borrowed or purchased under agreements to resell	$10	$15	$5
Debt securities	(25)	(22)	(48)
U.S. commercial loans and leases	(9)	(10)	(13)
Net hedge expense on assets	$(24)	$(17)	$(56)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Second Quarter 2017			First Quarter 2017			Second Quarter 2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$54,494	$2	0.01%	$52,193	$1	0.01%	$50,105	$1	0.01%
NOW and money market deposit accounts	619,593	105	0.07	617,749	74	0.05	583,913	72	0.05
Consumer CDs and IRAs	45,682	30	0.27	46,711	31	0.27	48,450	33	0.28
Negotiable CDs, public funds and other deposits	36,041	68	0.75	33,695	52	0.63	32,879	35	0.42
Total U.S. interest-bearing deposits	755,810	205	0.11	750,348	158	0.09	715,347	141	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	3,058	6	0.77	2,616	5	0.76	4,235	10	0.98
Governments and official institutions	981	2	0.90	1,013	2	0.81	1,542	2	0.66
Time, savings and other	60,047	133	0.89	58,418	117	0.81	60,311	92	0.61
Total non-U.S. interest-bearing deposits	64,086	141	0.89	62,047	124	0.81	66,088	104	0.63
Total interest-bearing deposits	819,896	346	0.17	812,395	282	0.14	781,435	245	0.13
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	251,641	917	1.46	231,717	647	1.13	215,852	626	1.17
Trading account liabilities	45,156	307	2.73	38,731	264	2.76	36,652	242	2.66
Long-term debt	224,019	1,590	2.84	221,468	1,459	2.65	233,061	1,343	2.31
Total interest-bearing liabilities (1)	1,340,712	3,160	0.94	1,304,311	2,652	0.82	1,267,000	2,456	0.78
Noninterest-bearing sources:
Noninterest-bearing deposits	436,942			444,237			431,856
Other liabilities	220,276			214,769			224,031
Shareholders' equity	271,223			268,103			265,354
Total liabilities and shareholders' equity	$2,269,153			$2,231,420			$2,188,241
Net interest spread			2.06%			2.14%			1.97%
Impact of noninterest-bearing sources			0.28			0.25			0.26
Net interest income/yield on earning assets		$11,223	2.34%		$11,255	2.39%		$10,341	2.23%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Second Quarter 2017	First Quarter 2017	Second Quarter 2016
NOW and money market deposit accounts	$(1)	$—	$(1)
Consumer CDs and IRAs	5	6	5
Negotiable CDs, public funds and other deposits	4	3	4
Banks located in non-U.S. countries	4	5	3
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	88	92	149
Long-term debt	(426)	(530)	(770)
Net hedge income on liabilities	$(326)	$(424)	$(610)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Six Months Ended June 30
	2017			2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$126,576	$463	0.74%	$136,943	$312	0.46%
Time deposits placed and other short-term investments	11,472	105	1.84	8,506	67	1.59
Federal funds sold and securities borrowed or purchased under agreements to resell	221,579	999	0.91	216,094	536	0.50
Trading account assets	130,824	2,310	3.56	131,748	2,321	3.54
Debt securities (1)	430,685	5,205	2.41	409,531	4,821	2.38
Loans and leases (2):
Residential mortgage	194,787	3,358	3.45	186,866	3,255	3.48
Home equity	64,414	1,303	4.07	74,235	1,414	3.82
U.S. credit card	89,545	4,239	9.55	86,934	4,004	9.26
Non-U.S. credit card	7,923	358	9.12	9,905	503	10.21
Direct/Indirect consumer	93,218	1,251	2.71	90,493	1,113	2.47
Other consumer	2,589	53	4.07	2,178	32	3.01
Total consumer	452,476	10,562	4.69	450,611	10,321	4.60
U.S. commercial	289,325	4,625	3.22	273,576	3,942	2.90
Commercial real estate	57,982	993	3.45	57,521	868	3.03
Commercial lease financing	21,885	387	3.54	20,975	329	3.14
Non-U.S. commercial	92,764	1,210	2.63	93,644	1,149	2.47
Total commercial	461,956	7,215	3.15	445,716	6,288	2.84
Total loans and leases (1)	914,432	17,777	3.91	896,327	16,609	3.72
Other earning assets	73,568	1,431	3.92	57,298	1,354	4.75
Total earning assets (3)	1,909,136	28,290	2.98	1,856,447	26,020	2.81
Cash and due from banks (1)	27,429			28,384
Other assets, less allowance for loan and lease losses (1)	313,826			296,251
Total assets	$2,250,391			$2,181,082

(1)
Includes assets of the Corporation's non-U.S. consumer credit card business, which were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017. The impact on net interest yield of the earning assets included in assets of business held for sale was not significant. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2017	2016
Federal funds sold and securities borrowed or purchased under agreements to resell	$25	$18
Debt securities	(47)	(82)
U.S. commercial loans and leases	(19)	(27)
Net hedge expense on assets	$(41)	$(91)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Six Months Ended June 30
	2017			2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$53,350	$3	0.01%	$48,975	$2	0.01%
NOW and money market deposit accounts	618,676	179	0.06	580,846	143	0.05
Consumer CDs and IRAs	46,194	61	0.27	49,034	68	0.28
Negotiable CDs, public funds and other deposits	34,874	120	0.69	32,308	64	0.40
Total U.S. interest-bearing deposits	753,094	363	0.10	711,163	277	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,838	11	0.76	4,179	19	0.91
Governments and official institutions	997	4	0.85	1,507	4	0.60
Time, savings and other	59,237	250	0.85	58,627	170	0.58
Total non-U.S. interest-bearing deposits	63,072	265	0.85	64,313	193	0.60
Total interest-bearing deposits	816,166	628	0.16	775,476	470	0.12
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	241,733	1,564	1.30	218,921	1,239	1.14
Trading account liabilities	41,962	571	2.74	38,027	534	2.83
Long-term debt	222,751	3,049	2.75	233,358	2,736	2.35
Total interest-bearing liabilities (1)	1,322,612	5,812	0.88	1,265,782	4,979	0.79
Noninterest-bearing sources:
Noninterest-bearing deposits	440,569			430,397
Other liabilities	217,538			222,014
Shareholders' equity	269,672			262,889
Total liabilities and shareholders' equity	$2,250,391			$2,181,082
Net interest spread			2.10%			2.02%
Impact of noninterest-bearing sources			0.27			0.26
Net interest income/yield on earning assets		$22,478	2.37%		$21,041	2.28%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2017	2016
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	11	11
Negotiable CDs, public funds and other deposits	7	7
Banks located in non-U.S. countries	9	4
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	180	311
Long-term debt	(956)	(1,507)
Net hedge income on liabilities	$(750)	$(1,175)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	June 30, 2017
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$193,222	$662	$(1,710)	$192,174
Agency-collateralized mortgage obligations	7,441	84	(41)	7,484
Commercial	12,574	48	(181)	12,441
Non-agency residential	1,673	258	(17)	1,914
Total mortgage-backed securities	214,910	1,052	(1,949)	214,013
U.S. Treasury and agency securities	51,903	143	(623)	51,423
Non-U.S. securities	6,595	9	(2)	6,602
Other taxable securities, substantially all asset-backed securities	8,976	80	(5)	9,051
Total taxable securities	282,384	1,284	(2,579)	281,089
Tax-exempt securities	18,476	121	(120)	18,477
Total available-for-sale debt securities	300,860	1,405	(2,699)	299,566
Other debt securities carried at fair value	15,771	245	(73)	15,943
Total debt securities carried at fair value	316,631	1,650	(2,772)	315,509
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	119,008	162	(1,840)	117,330
Total debt securities	$435,639	$1,812	$(4,612)	$432,839
Available-for-sale marketable equity securities (1)	$8	$69	$—	$77

	March 31, 2017
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$190,684	$553	$(2,194)	$189,043
Agency-collateralized mortgage obligations	7,848	78	(49)	7,877
Commercial	12,809	27	(264)	12,572
Non-agency residential	1,758	209	(24)	1,943
Total mortgage-backed securities	213,099	867	(2,531)	211,435
U.S. Treasury and agency securities	51,056	168	(666)	50,558
Non-U.S. securities	6,744	13	(4)	6,753
Other taxable securities, substantially all asset-backed securities	9,754	76	(11)	9,819
Total taxable securities	280,653	1,124	(3,212)	278,565
Tax-exempt securities	17,443	80	(188)	17,335
Total available-for-sale debt securities	298,096	1,204	(3,400)	295,900
Less: Available-for-sale securities of business held for sale	(691)	—	—	(691)
Other debt securities carried at fair value	16,714	164	(75)	16,803
Total debt securities carried at fair value	314,119	1,368	(3,475)	312,012
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	116,033	166	(2,196)	114,003
Total debt securities	$430,152	$1,534	$(5,671)	$426,015
Available-for-sale marketable equity securities (1)	$8	$57	$—	$65

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	June 30 2017	March 31 2017
Mortgage-backed securities:
Agency-collateralized mortgage obligations	$5	$5
Non-agency residential	3,037	3,082
Total mortgage-backed securities	3,042	3,087
Non-U.S. securities (1)	12,665	13,482
Other taxable securities, substantially all asset-backed securities	236	234
Total	$15,943	$16,803

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Net interest income	$22,478	$21,041	$11,223	$11,255	$10,526	$10,429	$10,341
Total revenue, net of interest expense	45,511	42,514	23,066	22,445	20,224	21,863	21,509
Net interest yield	2.37%	2.28%	2.34%	2.39%	2.23%	2.23%	2.23%
Efficiency ratio	62.78	66.59	59.51	66.15	65.08	61.66	62.73

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-43.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$11,223	$5,960	$1,597	$2,711	$864	$91
Card income	1,469	1,249	34	134	24	28
Service charges	1,977	1,062	18	810	83	4
Investment and brokerage services	3,317	64	2,697	37	521	(2)
Investment banking income (loss)	1,532	—	96	930	589	(83)
Trading account profits	1,956	1	32	55	1,743	125
Mortgage banking income	230	140	1	—	—	89
Gains on sales of debt securities	101	—	—	—	—	101
Other income	1,261	32	220	362	122	525
Total noninterest income	11,843	2,548	3,098	2,328	3,082	787
Total revenue, net of interest expense (FTE basis)	23,066	8,508	4,695	5,039	3,946	878
Provision for credit losses	726	834	11	15	25	(159)
Noninterest expense	13,726	4,409	3,392	2,154	2,649	1,122
Income (loss) before income taxes (FTE basis)	8,614	3,265	1,292	2,870	1,272	(85)
Income tax expense (FTE basis)	3,345	1,233	488	1,084	442	98
Net income (loss)	$5,269	$2,032	$804	$1,786	$830	$(183)

Average
Total loans and leases	$914,717	$261,537	$150,812	$345,063	$69,638	$87,667
Total assets (1)	2,269,153	724,753	281,167	413,950	645,228	204,055
Total deposits	1,256,838	652,787	245,329	300,483	31,919	26,320
Period end
Total loans and leases	$916,666	$265,938	$153,468	$344,457	$73,973	$78,830
Total assets (1)	2,254,529	735,176	274,746	410,580	633,193	200,834
Total deposits	1,262,980	662,678	237,131	303,205	33,363	26,603

	First Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$11,255	$5,781	$1,560	$2,775	$1,049	$90
Card income	1,449	1,224	36	125	22	42
Service charges	1,918	1,050	20	765	77	6
Investment and brokerage services	3,262	69	2,648	17	531	(3)
Investment banking income (loss)	1,584	—	51	925	666	(58)
Trading account profits	2,331	—	59	32	2,177	63
Mortgage banking income	122	119	1	—	—	2
Gains on sales of debt securities	52	—	—	—	—	52
Other income (loss)	472	41	217	316	186	(288)
Total noninterest income	11,190	2,503	3,032	2,180	3,659	(184)
Total revenue, net of interest expense (FTE basis)	22,445	8,284	4,592	4,955	4,708	(94)
Provision for credit losses	835	838	23	17	(17)	(26)
Noninterest expense	14,848	4,409	3,330	2,163	2,757	2,189
Income (loss) before income taxes (FTE basis)	6,762	3,037	1,239	2,775	1,968	(2,257)
Income tax expense (benefit) (FTE basis)	1,906	1,145	467	1,046	671	(1,423)
Net income (loss)	$4,856	$1,892	$772	$1,729	$1,297	$(834)

Average
Total loans and leases	$914,144	$257,945	$148,405	$342,857	$70,064	$94,873
Total assets (1)	2,231,420	707,647	293,432	415,908	607,010	207,423
Total deposits	1,256,632	635,594	257,386	305,197	33,158	25,297
Period end
Total loans and leases (2)	$915,747	$258,421	$149,110	$344,452	$71,053	$92,711
Total assets (1)	2,247,701	734,087	291,177	416,763	604,015	201,659
Total deposits	1,272,141	661,607	254,595	297,163	33,629	25,147

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

(2)
Includes $9.5 billion of non-U.S. credit card loans, which are included in assets of business held for sale on the Consolidated Balance Sheet and in All Other at March 31, 2017. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,341	$5,207	$1,403	$2,425	$1,088	$218
Card income	1,464	1,216	23	134	37	54
Service charges	1,871	1,011	18	759	79	4
Investment and brokerage services	3,201	68	2,598	14	525	(4)
Investment banking income (loss)	1,408	—	51	799	603	(45)
Trading account profits	2,018	—	25	28	1,872	93
Mortgage banking income	312	267	—	—	1	44
Gains on sales of debt securities	249	—	—	—	—	249
Other income (loss)	645	26	307	537	104	(329)
Total noninterest income	11,168	2,588	3,022	2,271	3,221	66
Total revenue, net of interest expense (FTE basis)	21,509	7,795	4,425	4,696	4,309	284
Provision for credit losses	976	726	14	199	(5)	42
Noninterest expense	13,493	4,418	3,285	2,125	2,583	1,082
Income (loss) before income taxes (FTE basis)	7,040	2,651	1,126	2,372	1,731	(840)
Income tax expense (benefit) (FTE basis)	2,257	977	421	874	618	(633)
Net income (loss)	$4,783	$1,674	$705	$1,498	$1,113	$(207)

Average
Total loans and leases	$899,670	$242,921	$141,180	$334,396	$69,620	$111,553
Total assets (1)	2,188,241	665,096	289,645	396,008	580,701	256,791
Total deposits	1,213,291	596,471	254,804	299,037	34,518	28,461
Period end
Total loans and leases	$903,153	$247,122	$142,633	$334,838	$70,766	$107,794
Total assets (1)	2,186,966	668,464	286,846	397,591	577,428	256,637
Total deposits	1,216,091	599,454	250,976	305,140	33,506	27,015

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Six Months Ended June 30, 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$22,478	$11,741	$3,157	$5,486	$1,913	$181
Card income	2,918	2,473	70	259	46	70
Service charges	3,895	2,112	38	1,575	160	10
Investment and brokerage services	6,579	133	5,345	54	1,052	(5)
Investment banking income (loss)	3,116	—	147	1,855	1,255	(141)
Trading account profits	4,287	1	91	87	3,920	188
Mortgage banking income	352	259	2	—	—	91
Gains on sales of debt securities	153	—	—	—	—	153
Other income	1,733	73	437	678	308	237
Total noninterest income	23,033	5,051	6,130	4,508	6,741	603
Total revenue, net of interest expense (FTE basis)	45,511	16,792	9,287	9,994	8,654	784
Provision for credit losses	1,561	1,672	34	32	8	(185)
Noninterest expense	28,574	8,818	6,722	4,317	5,406	3,311
Income (loss) before income taxes (FTE basis)	15,376	6,302	2,531	5,645	3,240	(2,342)
Income tax expense (benefit) (FTE basis)	5,251	2,378	955	2,130	1,113	(1,325)
Net income (loss)	$10,125	$3,924	$1,576	$3,515	$2,127	$(1,017)

Average
Total loans and leases	$914,432	$259,751	$149,615	$343,966	$69,850	$91,250
Total assets (1)	2,250,391	716,247	287,266	414,924	626,225	205,729
Total deposits	1,256,735	644,238	251,324	302,827	32,535	25,811
Period end
Total loans and leases	$916,666	$265,938	$153,468	$344,457	$73,973	$78,830
Total assets (1)	2,254,529	735,176	274,746	410,580	633,193	200,834
Total deposits	1,262,980	662,678	237,131	303,205	33,363	26,603

	Six Months Ended June 30, 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$21,041	$10,535	$2,916	$4,969	$2,272	$349
Card income	2,894	2,427	70	251	47	99
Service charges	3,708	2,008	36	1,504	151	9
Investment and brokerage services	6,383	136	5,134	30	1,093	(10)
Investment banking income (loss)	2,561	1	124	1,435	1,097	(96)
Trading account profits	3,680	—	61	26	3,467	126
Mortgage banking income	745	457	1	—	1	286
Gains on sales of debt securities	439	—	—	—	—	439
Other income (loss)	1,063	88	552	935	131	(643)
Total noninterest income	21,473	5,117	5,978	4,181	5,987	210
Total revenue, net of interest expense (FTE basis)	42,514	15,652	8,894	9,150	8,259	559
Provision for credit losses	1,973	1,257	39	752	4	(79)
Noninterest expense	28,309	8,959	6,555	4,299	5,032	3,464
Income (loss) before income taxes (FTE basis)	12,232	5,436	2,300	4,099	3,223	(2,826)
Income tax expense (benefit) (FTE basis)	3,977	2,000	853	1,509	1,138	(1,523)
Net income (loss)	$8,255	$3,436	$1,447	$2,590	$2,085	$(1,303)

Average
Total loans and leases	$896,327	$240,414	$140,139	$331,519	$69,452	$114,803
Total assets (1)	2,181,082	655,806	292,678	393,891	580,963	257,744
Total deposits	1,205,873	587,332	257,643	298,086	35,202	27,610
Period end
Total loans and leases	$903,153	$247,122	$142,633	$334,838	$70,766	$107,794
Total assets (1)	2,186,966	668,464	286,846	397,591	577,428	256,637
Total deposits	1,216,091	599,454	250,976	305,140	33,506	27,015

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Net interest income (FTE basis)	$11,741	$10,535	$5,960	$5,781	$5,465	$5,289	$5,207
Noninterest income:
Card income	2,473	2,427	1,249	1,224	1,290	1,218	1,216
Service charges	2,112	2,008	1,062	1,050	1,062	1,072	1,011
Mortgage banking income	259	457	140	119	207	297	267
All other income	207	225	97	110	87	92	94
Total noninterest income	5,051	5,117	2,548	2,503	2,646	2,679	2,588
Total revenue, net of interest expense (FTE basis)	16,792	15,652	8,508	8,284	8,111	7,968	7,795

Provision for credit losses	1,672	1,257	834	838	760	698	726

Noninterest expense	8,818	8,959	4,409	4,409	4,333	4,374	4,418
Income before income taxes (FTE basis)	6,302	5,436	3,265	3,037	3,018	2,896	2,651
Income tax expense (FTE basis)	2,378	2,000	1,233	1,145	1,100	1,085	977
Net income	$3,924	$3,436	$2,032	$1,892	$1,918	$1,811	$1,674

Net interest yield (FTE basis)	3.49%	3.43%	3.48%	3.50%	3.35%	3.30%	3.34%
Return on average allocated capital (1)	21	20	22	21	22	21	20
Efficiency ratio (FTE basis)	52.52	57.24	51.83	53.23	53.41	54.89	56.67

Balance Sheet
Average
Total loans and leases	$259,751	$240,414	$261,537	$257,945	$253,602	$248,683	$242,921
Total earning assets (2)	677,512	617,263	686,064	668,865	648,299	636,832	627,225
Total assets (2)	716,247	655,806	724,753	707,647	686,985	674,630	665,096
Total deposits	644,238	587,332	652,787	635,594	617,967	605,705	596,471
Allocated capital (1)	37,000	34,000	37,000	37,000	34,000	34,000	34,000

Period end
Total loans and leases	$265,938	$247,122	$265,938	$258,421	$258,991	$251,125	$247,122
Total earning assets (2)	696,350	630,449	696,350	694,883	662,698	648,972	630,449
Total assets (2)	735,176	668,464	735,176	734,087	702,333	687,241	668,464
Total deposits	662,678	599,454	662,678	661,607	632,786	618,027	599,454

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30, 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$11,741	$6,365	$5,376
Noninterest income:
Card income	2,473	4	2,469
Service charges	2,112	2,111	1
Mortgage banking income	259	—	259
All other income	207	195	12
Total noninterest income	5,051	2,310	2,741
Total revenue, net of interest expense (FTE basis)	16,792	8,675	8,117

Provision for credit losses	1,672	100	1,572

Noninterest expense	8,818	5,084	3,734
Income before income taxes (FTE basis)	6,302	3,491	2,811
Income tax expense (FTE basis)	2,378	1,317	1,061
Net income	$3,924	$2,174	$1,750

Net interest yield (FTE basis)	3.49%	2.00%	4.24%
Return on average allocated capital (1)	21	37	14
Efficiency ratio (FTE basis)	52.52	58.62	46.00

Balance Sheet
Average
Total loans and leases	$259,751	$4,998	$254,753
Total earning assets (2)	677,512	643,237	255,607
Total assets (2)	716,247	670,340	267,239
Total deposits	644,238	637,953	6,285
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$265,938	$5,039	$260,899
Total earning assets (2)	696,350	661,576	261,696
Total assets (2)	735,176	688,800	273,298
Total deposits	662,678	656,374	6,304

	Six Months Ended June 30, 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$10,535	$5,310	$5,225
Noninterest income:
Card income	2,427	5	2,422
Service charges	2,008	2,008	—
Mortgage banking income	457	—	457
All other income	225	214	11
Total noninterest income	5,117	2,227	2,890
Total revenue, net of interest expense (FTE basis)	15,652	7,537	8,115

Provision for credit losses	1,257	89	1,168

Noninterest expense	8,959	4,837	4,122
Income before income taxes (FTE basis)	5,436	2,611	2,825
Income tax expense (FTE basis)	2,000	961	1,039
Net income	$3,436	$1,650	$1,786

Net interest yield (FTE basis)	3.43%	1.82%	4.43%
Return on average allocated capital (1)	20	28	16
Efficiency ratio (FTE basis)	57.24	64.18	50.79

Balance Sheet
Average
Total loans and leases	$240,414	$4,761	$235,653
Total earning assets (2)	617,263	585,691	237,003
Total assets (2)	655,806	612,437	248,800
Total deposits	587,332	580,378	6,954
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$247,122	$4,845	$242,277
Total earning assets (2)	630,449	597,993	244,699
Total assets (2)	668,464	624,658	256,049
Total deposits	599,454	592,442	7,012

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,960	$3,302	$2,658
Noninterest income:
Card income	1,249	2	1,247
Service charges	1,062	1,061	1
Mortgage banking income	140	—	140
All other income	97	93	4
Total noninterest income	2,548	1,156	1,392
Total revenue, net of interest expense (FTE basis)	8,508	4,458	4,050

Provision for credit losses	834	45	789

Noninterest expense	4,409	2,558	1,851
Income before income taxes (FTE basis)	3,265	1,855	1,410
Income tax expense (FTE basis)	1,233	700	533
Net income	$2,032	$1,155	$877

Net interest yield (FTE basis)	3.48%	2.03%	4.15%
Return on average allocated capital (1)	22	39	14
Efficiency ratio (FTE basis)	51.83	57.38	45.72

Balance Sheet
Average
Total loans and leases	$261,537	$5,016	$256,521
Total earning assets (2)	686,064	651,677	257,130
Total assets (2)	724,753	678,816	268,680
Total deposits	652,787	646,474	6,313
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$265,938	$5,039	$260,899
Total earning assets (2)	696,350	661,576	261,696
Total assets (2)	735,176	688,800	273,298
Total deposits	662,678	656,374	6,304

	First Quarter 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,781	$3,063	$2,718
Noninterest income:
Card income	1,224	2	1,222
Service charges	1,050	1,050	—
Mortgage banking income	119	—	119
All other income	110	102	8
Total noninterest income	2,503	1,154	1,349
Total revenue, net of interest expense (FTE basis)	8,284	4,217	4,067

Provision for credit losses	838	55	783

Noninterest expense	4,409	2,526	1,883
Income before income taxes (FTE basis)	3,037	1,636	1,401
Income tax expense (FTE basis)	1,145	617	528
Net income	$1,892	$1,019	$873

Net interest yield (FTE basis)	3.50%	1.96%	4.34%
Return on average allocated capital (1)	21	34	14
Efficiency ratio (FTE basis)	53.23	59.92	46.29

Balance Sheet
Average
Total loans and leases	$257,945	$4,979	$252,966
Total earning assets (2)	668,865	634,704	254,066
Total assets (2)	707,647	661,769	265,783
Total deposits	635,594	629,337	6,257
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$258,421	$4,938	$253,483
Total earning assets (2)	694,883	660,888	254,291
Total assets (2)	734,087	688,277	266,106
Total deposits	661,607	655,714	5,893

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Second Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,207	$2,618	$2,589
Noninterest income:
Card income	1,216	2	1,214
Service charges	1,011	1,011	—
Mortgage banking income	267	—	267
All other income (loss)	94	99	(5)
Total noninterest income	2,588	1,112	1,476
Total revenue, net of interest expense (FTE basis)	7,795	3,730	4,065

Provision for credit losses	726	41	685

Noninterest expense	4,418	2,380	2,038
Income before income taxes (FTE basis)	2,651	1,309	1,342
Income tax expense (FTE basis)	977	482	495
Net income	$1,674	$827	$847

Net interest yield (FTE basis)	3.34%	1.77%	4.34%
Return on average allocated capital (1)	20	28	15
Efficiency ratio (FTE basis)	56.67	63.77	50.16

Balance Sheet
Average
Total loans and leases	$242,921	$4,792	$238,129
Total earning assets (2)	627,225	594,748	239,645
Total assets (2)	665,096	621,445	250,819
Total deposits	596,471	589,294	7,177
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$247,122	$4,845	$242,277
Total earning assets (2)	630,449	597,993	244,699
Total assets (2)	668,464	624,658	256,049
Total deposits	599,454	592,442	7,012

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Average deposit balances
Checking	$320,664	$287,784	$325,503	$315,772	$306,598	$299,147	$293,425
Savings	51,683	47,347	52,809	50,544	48,549	48,273	48,472
MMS	227,479	204,474	230,363	224,563	217,394	212,096	207,333
CDs and IRAs	41,558	44,914	41,196	41,923	42,592	43,420	44,378
Non-U.S. and other	2,854	2,813	2,916	2,792	2,834	2,769	2,863
Total average deposit balances	$644,238	$587,332	$652,787	$635,594	$617,967	$605,705	$596,471

Deposit spreads (excludes noninterest costs)
Checking	1.98%	1.98%	2.03%	1.94%	1.92%	1.94%	1.97%
Savings	2.26	2.27	2.30	2.21	2.21	2.24	2.26
MMS	1.48	1.24	1.71	1.24	1.22	1.23	1.24
CDs and IRAs	1.35	0.86	1.41	1.29	1.17	1.03	0.92
Non-U.S. and other	1.24	0.74	1.31	1.16	1.00	0.87	0.80
Total deposit spreads	1.78	1.65	1.89	1.67	1.64	1.64	1.66

Client brokerage assets	$159,131	$131,698	$159,131	$153,786	$144,696	$137,985	$131,698

Digital banking active users (units in thousands) (1)	33,971	32,187	33,971	33,702	32,942	32,814	32,187
Mobile banking active users (units in thousands)	22,898	20,227	22,898	22,217	21,648	21,305	20,227
Financial centers	4,542	4,681	4,542	4,559	4,579	4,629	4,681
ATMs	15,972	15,998	15,972	15,939	15,928	15,959	15,998

Total U.S. credit card (2)
Loans
Average credit card outstandings	$89,545	$86,934	$89,464	$89,628	$89,521	$88,210	$86,705
Ending credit card outstandings	90,776	88,103	90,776	88,552	92,278	88,789	88,103
Credit quality
Net charge-offs	$1,246	$1,160	$640	$606	$566	$543	$573
	2.81%	2.68%	2.87%	2.74%	2.52%	2.45%	2.66%
30+ delinquency	$1,550	$1,388	$1,550	$1,580	$1,595	$1,459	$1,388
	1.71%	1.58%	1.71%	1.78%	1.73%	1.64%	1.58%
90+ delinquency	$772	$693	$772	$801	$782	$702	$693
	0.85%	0.79%	0.85%	0.90%	0.85%	0.79%	0.79%
Other Total U.S. credit card indicators (2)
Gross interest yield	9.55%	9.26%	9.54%	9.55%	9.35%	9.30%	9.20%
Risk adjusted margin	8.65	8.92	8.40	8.89	9.20	9.11	8.79
New accounts (in thousands)	2,486	2,521	1,302	1,184	1,134	1,324	1,313
Purchase volumes	$116,986	$107,821	$61,665	$55,321	$61,020	$57,591	$56,667

Debit card data
Purchase volumes	$145,960	$141,267	$75,349	$70,611	$73,296	$71,049	$72,120

For footnotes see page 23.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators (continued)
(Dollars in millions)
	Six Months Ended June 30				Second Quarter 2017		First Quarter 2017		Fourth Quarter 2016		Third Quarter 2016		Second Quarter 2016
	2017		2016
Loan production (3):
Total (4):
First mortgage	$24,693		$28,937		$13,251		$11,442		$18,351		$16,865		$16,314
Home equity	8,738		8,108		4,685		4,053		3,565		3,541		4,303
Consumer Banking:
First mortgage	$16,635		$20,619		$9,006		$7,629		$12,303		$11,588		$11,541
Home equity	7,882		7,396		4,215		3,667		3,140		3,139		3,881

Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$2,278		$2,680		$2,129		$2,278		$2,012		$1,789		$2,152
Net additions	49		82		14		35		(36)		45		25
Amortization of expected cash flows (5)	(289)		(336)		(142)		(147)		(156)		(157)		(165)
Other changes in mortgage servicing rights fair value (6)	(42)		(637)		(5)		(37)		458		335		(223)
Balance, end of period (7)	$1,996		$1,789		$1,996		$2,129		$2,278		$2,012		$1,789

Capitalized mortgage servicing rights (% of loans serviced for investors)	70	bps	51	bps	70	bps	72	bps	74	bps	60	bps	51	bps
Mortgage loans serviced for investors (in billions)	$284		$353		$284		$296		$307		$336		$353

Mortgage banking income
Consumer Banking mortgage banking income
Total production income	$121		$320		$67		$54		$131		$212		$182
Net servicing income
Servicing fees	307		363		150		157		166		179		179
Other net servicing income	(169)		(226)		(77)		(92)		(90)		(94)		(94)
Total net servicing income	138		137		73		65		76		85		85
Total Consumer Banking mortgage banking income	259		457		140		119		207		297		267
Other mortgage banking income (predominately in All Other) (8)
Net servicing income (loss)	47		246		62		(15)		288		390		53
Other	46		42		28		18		24		(98)		(8)
Total other mortgage banking income (predominately in All Other)	93		288		90		3		312		292		45
Total consolidated mortgage banking income	$352		$745		$230		$122		$519		$589		$312

(1)
Digital users represents mobile and/or online users across consumer businesses; historical information has been restated primarily due to the sale of the Corporation's non-U.S. consumer credit card business.

(2)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(3)	The above loan production amounts represent the unpaid principal balance of loans and in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

(5)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(6)	These amounts reflect the changes in modeled MSR fair value primarily due to observed changes in interest rates, periodic adjustments to the valuation model and changes in cash flow assumptions.

(7)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(8)	Amounts for other mortgage banking income are included in this Consumer Banking table to show the components of consolidated mortgage banking income.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Net interest income (FTE basis)	$3,157	$2,916	$1,597	$1,560	$1,449	$1,394	$1,403
Noninterest income:
Investment and brokerage services	5,345	5,134	2,697	2,648	2,598	2,585	2,598
All other income	785	844	401	384	330	400	424
Total noninterest income	6,130	5,978	3,098	3,032	2,928	2,985	3,022
Total revenue, net of interest expense (FTE basis)	9,287	8,894	4,695	4,592	4,377	4,379	4,425

Provision for credit losses	34	39	11	23	22	7	14

Noninterest expense	6,722	6,555	3,392	3,330	3,356	3,251	3,285
Income before income taxes (FTE basis)	2,531	2,300	1,292	1,239	999	1,121	1,126
Income tax expense (FTE basis)	955	853	488	467	363	421	421
Net income	$1,576	$1,447	$804	$772	$636	$700	$705

Net interest yield (FTE basis)	2.34%	2.12%	2.41%	2.28%	2.09%	2.03%	2.06%
Return on average allocated capital (1)	23	22	23	22	20	22	22
Efficiency ratio (FTE basis)	72.38	73.70	72.24	72.52	76.66	74.24	74.23

Balance Sheet
Average
Total loans and leases	$149,615	$140,139	$150,812	$148,405	$146,180	$143,207	$141,180
Total earning assets (2)	271,884	276,739	265,845	277,989	276,172	273,567	273,873
Total assets (2)	287,266	292,678	281,167	293,432	291,761	288,820	289,645
Total deposits	251,324	257,643	245,329	257,386	256,629	253,812	254,804
Allocated capital (1)	14,000	13,000	14,000	14,000	13,000	13,000	13,000

Period end
Total loans and leases	$153,468	$142,633	$153,468	$149,110	$148,179	$144,980	$142,633
Total earning assets (2)	258,744	270,973	258,744	275,214	283,151	274,288	270,973
Total assets (2)	274,746	286,846	274,746	291,177	298,931	289,794	286,846
Total deposits	237,131	250,976	237,131	254,595	262,530	252,962	250,976

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Revenue by Business
Merrill Lynch Global Wealth Management	$7,656	$7,269	$3,874	$3,782	$3,600	$3,617	$3,602
U.S. Trust	1,628	1,539	819	809	775	761	762
Other (1)	3	86	2	1	2	1	61
Total revenue, net of interest expense (FTE basis)	$9,287	$8,894	$4,695	$4,592	$4,377	$4,379	$4,425

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,196,238	$2,026,392	$2,196,238	$2,167,536	$2,102,175	$2,089,683	$2,026,392
U.S. Trust	421,180	393,089	421,180	417,841	406,392	400,538	393,089
Total client balances	$2,617,418	$2,419,481	$2,617,418	$2,585,377	$2,508,567	$2,490,221	$2,419,481

Client Balances by Type, at period end
Assets under management (2)	$990,709	$832,394	$990,709	$946,778	$886,148	$871,026	$832,394
Brokerage assets	1,104,775	1,070,014	1,104,775	1,106,109	1,085,826	1,095,635	1,070,014
Assets in custody	128,538	120,505	128,538	126,086	123,066	122,804	120,505
Deposits	237,131	250,976	237,131	254,595	262,530	252,962	250,976
Loans and leases (3)	156,265	145,592	156,265	151,809	150,997	147,794	145,592
Total client balances	$2,617,418	$2,419,481	$2,617,418	$2,585,377	$2,508,567	$2,490,221	$2,419,481

Assets Under Management Rollforward
Assets under management, beginning balance	$886,148	$900,863	$946,778	$886,148	$871,026	$832,394	$890,663
Net client flows (4)	56,730	1,466	27,516	29,214	18,934	10,182	5,885
Market valuation/other (1)	47,831	(69,935)	16,415	31,416	(3,812)	28,450	(64,154)
Total assets under management, ending balance	$990,709	$832,394	$990,709	$946,778	$886,148	$871,026	$832,394

Associates, at period end (5, 6)
Number of financial advisors	17,017	16,824	17,017	16,678	16,820	16,834	16,824
Total wealth advisors, including financial advisors	18,881	18,668	18,881	18,538	18,678	18,714	18,668
Total primary sales professionals, including financial advisors and wealth advisors	19,863	19,506	19,863	19,536	19,629	19,594	19,506

Merrill Lynch Global Wealth Management Metric (6)
Financial advisor productivity (7) (in thousands)	$1,016	$978	$1,040	$993	$960	$979	$978

U.S. Trust Metric, at period end (6)
Primary sales professionals	1,665	1,648	1,665	1,662	1,677	1,684	1,648

(1)
Includes the results of BofA Global Capital Management, the cash management division of Bank of America, and certain administrative items. Also reflects the sale to a third party of approximately $80 billion of BofA Global Capital Management's AUM during the three months ended June 30, 2016.

(2)	Defined as managed assets under advisory and/or discretion of GWIM.

(3)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(4)
Includes $4.2 billion and $8.0 billion of net outflows for the BofA Global Capital Management business for the three and six months ended June 30, 2016, whose AUM were sold during the three months ended June 30, 2016.

(5)
Includes financial advisors in the Consumer Banking segment of 2,206, 2,121, 2,200, 2,171 and 2,244 at June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

(6)	Associate computation is based upon headcount.

(7)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue, excluding the allocation of certain ALM activities, divided by the total average number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Net interest income (FTE basis)	$5,486	$4,969	$2,711	$2,775	$2,502	$2,470	$2,425
Noninterest income:
Service charges	1,575	1,504	810	765	810	780	759
Investment banking fees	1,855	1,435	930	925	654	796	799
All other income	1,078	1,242	588	490	583	700	713
Total noninterest income	4,508	4,181	2,328	2,180	2,047	2,276	2,271
Total revenue, net of interest expense (FTE basis)	9,994	9,150	5,039	4,955	4,549	4,746	4,696

Provision for credit losses	32	752	15	17	13	118	199

Noninterest expense	4,317	4,299	2,154	2,163	2,036	2,152	2,125
Income before income taxes (FTE basis)	5,645	4,099	2,870	2,775	2,500	2,476	2,372
Income tax expense (FTE basis)	2,130	1,509	1,084	1,046	912	925	874
Net income	$3,515	$2,590	$1,786	$1,729	$1,588	$1,551	$1,498

Net interest yield (FTE basis)	3.03%	2.90%	2.99%	3.08%	2.81%	2.83%	2.81%
Return on average allocated capital (1)	18	14	18	18	17	17	16
Efficiency ratio (FTE basis)	43.19	46.98	42.72	43.66	44.76	45.34	45.24

Balance Sheet
Average
Total loans and leases	$343,966	$331,519	$345,063	$342,857	$337,828	$334,363	$334,396
Total earning assets (2)	364,804	344,367	363,844	365,775	353,693	347,462	347,347
Total assets (2)	414,924	393,891	413,950	415,908	403,625	395,479	396,008
Total deposits	302,827	298,086	300,483	305,197	315,359	307,288	299,037
Allocated capital (1)	40,000	37,000	40,000	40,000	37,000	37,000	37,000

Period end
Total loans and leases	$344,457	$334,838	$344,457	$344,452	$339,271	$334,120	$334,838
Total earning assets (2)	360,108	348,935	360,108	366,567	356,241	349,993	348,935
Total assets (2)	410,580	397,591	410,580	416,763	408,330	397,869	397,591
Total deposits	303,205	305,140	303,205	297,163	307,630	302,413	305,140

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Investment Banking fees (1)
Advisory (2)	$855	$618	$465	$390	$243	$295	$313
Debt issuance	774	655	362	412	347	405	390
Equity issuance	226	162	103	123	64	96	96
Total Investment Banking fees (3)	$1,855	$1,435	$930	$925	$654	$796	$799

Business Lending
Corporate	$2,195	$2,155	$1,093	$1,102	$1,016	$1,113	$1,102
Commercial	2,096	2,059	1,052	1,044	1,011	1,069	1,051
Business Banking	200	190	99	101	96	91	92
Total Business Lending revenue	$4,491	$4,404	$2,244	$2,247	$2,123	$2,273	$2,245

Global Transaction Services
Corporate	$1,630	$1,433	$833	$797	$826	$738	$717
Commercial	1,459	1,365	752	707	682	671	663
Business Banking	408	367	211	197	190	182	180
Total Global Transaction Services revenue	$3,497	$3,165	$1,796	$1,701	$1,698	$1,591	$1,560

Average deposit balances
Interest-bearing	$74,179	$67,747	$77,490	$70,831	$73,141	$72,476	$69,775
Noninterest-bearing	228,648	230,339	222,993	234,366	242,218	234,812	229,262
Total average deposits	$302,827	$298,086	$300,483	$305,197	$315,359	$307,288	$299,037

Loan spread	1.60%	1.64%	1.56%	1.65%	1.57%	1.63%	1.62%

Provision for credit losses	$32	$752	$15	$17	$13	$118	$199

Credit quality (4, 5)
Reservable utilized criticized exposure	$14,074	$16,544	$14,074	$14,567	$14,841	$15,460	$16,544
	3.80%	4.59%	3.80%	3.95%	4.08%	4.31%	4.59%

Nonperforming loans, leases and foreclosed properties	$1,345	$1,450	$1,345	$1,527	$1,528	$1,800	$1,450
	0.39%	0.43%	0.39%	0.44%	0.45%	0.54%	0.43%

Average loans and leases by product
U.S. commercial	$199,604	$188,454	$200,577	$198,620	$194,692	$190,032	$190,273
Commercial real estate	48,971	49,014	49,122	48,818	48,741	48,714	49,120
Commercial lease financing	22,892	21,982	22,634	23,152	22,505	22,231	21,891
Non-U.S. commercial	72,496	72,060	72,729	72,261	71,888	73,384	73,105
Other	3	9	1	6	2	2	7
Total average loans and leases	$343,966	$331,519	$345,063	$342,857	$337,828	$334,363	$334,396

Total Corporation Investment Banking fees
Advisory (2)	$888	$679	$483	$405	$262	$328	$333
Debt issuance	1,827	1,558	901	926	810	908	889
Equity issuance	543	420	231	312	183	261	232
Total investment banking fees including self-led deals	3,258	2,657	1,615	1,643	1,255	1,497	1,454
Self-led deals	(142)	(96)	(83)	(59)	(33)	(39)	(46)
Total Investment Banking fees	$3,116	$2,561	$1,532	$1,584	$1,222	$1,458	$1,408

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Six Months Ended June 30, 2017
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	3	6.4%	3	8.8%
Announced mergers and acquisitions	3	16.9	5	11.4
Equity capital markets	5	5.7	4	9.6
Debt capital markets	3	6.5	3	10.1
High-yield corporate debt	3	6.8	3	8.3
Leveraged loans	2	8.5	2	10.2
Mortgage-backed securities	2	12.1	3	12.9
Asset-backed securities	2	13.1	2	15.5
Convertible debt	4	5.2	2	11.3
Common stock underwriting	5	5.7	5	9.3
Investment-grade corporate debt	2	6.4	2	11.0
Syndicated loans	1	9.3	1	12.3
Source: Dealogic data as of July 1, 2017. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenue reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities	Announced mergers and acquisitions
Asset-backed securities	Debt capital markets

U.S. top 3 rankings in:
High-yield corporate debt	Convertible debt
Leveraged loans	Investment-grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Debt capital markets

Top 3 rankings excluding self-led deals:

Global:
High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Investment-grade corporate debt, Syndicated loans, Announced mergers and acquisitions, Debt capital markets

U.S.:	High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Debt capital markets

Current period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Net interest income (FTE basis)	$1,913	$2,272	$864	$1,049	$1,167	$1,119	$1,088
Noninterest income:
Investment and brokerage services	1,052	1,093	521	531	518	490	525
Investment banking fees	1,255	1,097	589	666	554	645	603
Trading account profits	3,920	3,467	1,743	2,177	1,149	1,934	1,872
All other income	514	330	229	285	85	170	221
Total noninterest income	6,741	5,987	3,082	3,659	2,306	3,239	3,221
Total revenue, net of interest expense (FTE basis) (1)	8,654	8,259	3,946	4,708	3,473	4,358	4,309

Provision for credit losses	8	4	25	(17)	8	19	(5)

Noninterest expense	5,406	5,032	2,649	2,757	2,482	2,656	2,583
Income before income taxes (FTE basis)	3,240	3,223	1,272	1,968	983	1,683	1,731
Income tax expense (FTE basis)	1,113	1,138	442	671	325	609	618
Net income	$2,127	$2,085	$830	$1,297	$658	$1,074	$1,113

Return on average allocated capital (2)	12%	11%	10%	15%	7%	12%	12%
Efficiency ratio (FTE basis)	62.46	60.93	67.12	58.56	71.45	60.94	59.95

Balance Sheet
Average
Total trading-related assets (3)	$437,545	$409,473	$452,563	$422,359	$417,184	$415,417	$411,285
Total loans and leases	69,850	69,452	69,638	70,064	70,615	69,043	69,620
Total earning assets (3)	443,321	420,506	456,589	429,906	430,601	422,636	422,815
Total assets	626,225	580,963	645,228	607,010	595,276	584,069	580,701
Total deposits	32,535	35,202	31,919	33,158	33,775	32,840	34,518
Allocated capital (2)	35,000	37,000	35,000	35,000	37,000	37,000	37,000

Period end
Total trading-related assets (3)	$436,193	$405,037	$436,193	$418,259	$380,562	$417,517	$405,037
Total loans and leases	73,973	70,766	73,973	71,053	72,743	72,144	70,766
Total earning assets (3)	448,613	416,325	448,613	425,582	397,023	435,112	416,325
Total assets	633,193	577,428	633,193	604,015	566,060	595,165	577,428
Total deposits	33,363	33,506	33,363	33,629	34,927	31,692	33,506

Trading-related assets (average)
Trading account securities	$212,767	$182,989	$221,569	$203,866	$188,729	$185,785	$178,047
Reverse repurchases	99,206	89,108	101,551	96,835	91,198	89,435	92,805
Securities borrowed	84,695	85,293	88,041	81,312	90,643	87,872	89,779
Derivative assets	40,877	52,083	41,402	40,346	46,614	52,325	50,654
Total trading-related assets (3)	$437,545	$409,473	$452,563	$422,359	$417,184	$415,417	$411,285

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 30.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Sales and trading revenue (1)
Fixed income, currency and commodities	$4,916	$4,861	$2,106	$2,810	$1,866	$2,646	$2,456
Equities	2,193	2,118	1,104	1,089	945	954	1,081
Total sales and trading revenue	$7,109	$6,979	$3,210	$3,899	$2,811	$3,600	$3,537

Sales and trading revenue, excluding debit valuation adjustment (2)
Fixed income, currency and commodities	$5,184	$4,880	$2,254	$2,930	$1,964	$2,767	$2,615
Equities	2,214	2,109	1,115	1,099	948	960	1,086
Total sales and trading revenue, excluding debit valuation adjustment	$7,398	$6,989	$3,369	$4,029	$2,912	$3,727	$3,701

Sales and trading revenue breakdown
Net interest income	$1,678	$2,070	$749	$929	$1,061	$1,024	$991
Commissions	1,038	1,076	514	524	510	485	517
Trading	3,919	3,466	1,743	2,176	1,147	1,934	1,871
Other	474	367	204	270	93	157	158
Total sales and trading revenue	$7,109	$6,979	$3,210	$3,899	$2,811	$3,600	$3,537

(1)
Includes Global Banking sales and trading revenue of $114 million and $280 million for the six months ended June 30, 2017 and 2016; $56 million and $58 million for the second and first quarters of 2017, and $68 million, $57 million and $120 million for the fourth, third and second quarters of 2016, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities for all periods. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016
Net interest income (FTE basis)	$181	$349	$91	$90	$(57)	$157	$218
Noninterest income:
Card income	70	99	28	42	45	46	54
Mortgage banking income	91	286	89	2	311	292	44
Gains on sales of debt securities	153	439	101	52	(1)	51	249
All other income (loss)	289	(614)	569	(280)	(584)	(134)	(281)
Total noninterest income	603	210	787	(184)	(229)	255	66
Total revenue, net of interest expense (FTE basis)	784	559	878	(94)	(286)	412	284

Provision for credit losses	(185)	(79)	(159)	(26)	(29)	8	42

Noninterest expense	3,311	3,464	1,122	2,189	954	1,048	1,082
Loss before income taxes (FTE basis)	(2,342)	(2,826)	(85)	(2,257)	(1,211)	(644)	(840)
Income tax expense (benefit) (FTE basis)	(1,325)	(1,523)	98	(1,423)	(1,107)	(463)	(633)
Net loss	$(1,017)	$(1,303)	$(183)	$(834)	$(104)	$(181)	$(207)

Balance Sheet
Average
Total loans and leases	$91,250	$114,803	$87,667	$94,873	$100,171	$105,298	$111,553
Total assets (2)	205,729	257,744	204,055	207,423	230,392	246,492	256,791
Total deposits	25,811	27,610	26,320	25,297	27,218	27,541	28,461

Period end
Total loans and leases (3)	$78,830	$107,794	$78,830	$92,711	$96,713	$102,639	$107,794
Total assets (4)	200,834	256,637	200,834	201,659	212,048	225,245	256,637
Total deposits	26,603	27,015	26,603	25,147	23,061	27,801	27,015

(1)
All Other consists of ALM activities, equity investments, non-core mortgage loans and servicing activities, the net impact of periodic revisions to the MSR valuation model for both core and non-core MSRs and the related economic hedge results and ineffectiveness, other liquidating businesses, residual expense allocations and other. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture as well as Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments. .

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $521.9 billion and $496.5 billion for the six months ended June 30, 2017 and 2016; $521.8 billion, $522.0 billion, $506.5 billion, $500.4 billion and $499.5 billion for the second and first quarters of 2017, and the fourth, third, and second quarters of 2016.

(3)
Includes $9.5 billion and $9.2 billion of non-U.S. credit card loans, which were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017 and December 31, 2016. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(4)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $517.7 billion, $543.4 billion, $518.7 billion, $508.5 billion and $492.3 billion at June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2017	March 31 2017	June 30 2016
Consumer
Residential mortgage (1)	$197,446	$193,843	$185,943
Home equity	61,942	63,915	71,587
U.S. credit card	90,776	88,552	88,103
Non-U.S. credit card	—	9,505	9,380
Direct/Indirect consumer (2)	93,493	92,794	92,746
Other consumer (3)	2,658	2,539	2,284
Total consumer loans excluding loans accounted for under the fair value option	446,315	451,148	450,043
Consumer loans accounted for under the fair value option (4)	1,035	1,032	1,844
Total consumer	447,350	452,180	451,887

Commercial
U.S. commercial (5)	291,235	288,170	276,587
Commercial real estate (6)	59,177	57,849	57,612
Commercial lease financing	21,828	21,873	21,203
Non-U.S. commercial	90,786	89,179	89,048
Total commercial loans excluding loans accounted for under the fair value option	463,026	457,071	444,450
Commercial loans accounted for under the fair value option (4)	6,290	6,496	6,816
Total commercial	469,316	463,567	451,266
Less: Loans of business held for sale (7)	—	(9,505)	—
Total loans and leases	$916,666	$906,242	$903,153

(1)	Includes pay option loans of $1.6 billion, $1.8 billion and $2.1 billion at June 30, 2017, March 31, 2017 and June 30, 2016, respectively. The Corporation no longer originates pay option loans.

(2)
Includes auto and specialty lending loans of $49.1 billion, $48.7 billion and $47.0 billion, unsecured consumer lending loans of $509 million, $530 million and $696 million, U.S. securities-based lending loans of $39.8 billion, $39.5 billion and $40.1 billion, non-U.S. consumer loans of $2.9 billion, $2.9 billion and $3.4 billion, student loans of $463 million, $479 million and $531 million and other consumer loans of $657 million, $644 million and $1.1 billion at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(3)
Includes consumer finance loans of $420 million, $441 million and $512 million, consumer leases of $2.1 billion, $2.0 billion and $1.6 billion and consumer overdrafts of $155 million, $124 million and $191 million at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $666 million, $694 million and $1.5 billion and home equity loans of $369 million, $338 million and $354 million at June 30, 2017, March 31, 2017 and June 30, 2016, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $3.2 billion, $3.5 billion and $2.7 billion and non-U.S. commercial loans of $3.1 billion, $3.0 billion and $4.1 billion at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(5)	Includes U.S. small business commercial loans, including card-related products, of $13.6 billion, $13.3 billion and $13.1 billion at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(6)
Includes U.S. commercial real estate loans of $55.6 billion, $54.7 billion and $54.3 billion and non-U.S. commercial real estate loans of $3.6 billion, $3.1 billion and $3.3 billion at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(7)
Includes non-U.S. credit card loans, which were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$195,935	$62,983	$67,628	$—	$—	$65,324
Home equity	63,332	42,675	4,563	1	351	15,742
U.S. credit card	89,464	86,519	2,945	—	—	—
Non-U.S. credit card (1)	6,494	—	—	—	—	6,494
Direct/Indirect consumer	93,146	49,319	43,352	—	—	475
Other consumer	2,629	2,190	6	—	—	433
Total consumer	451,000	243,686	118,494	1	351	88,468

Commercial
U.S. commercial	291,162	17,831	29,125	200,577	43,353	276
Commercial real estate	58,198	20	3,168	49,122	5,831	57
Commercial lease financing	21,649	—	3	22,634	164	(1,152)
Non-U.S. commercial	92,708	—	22	72,729	19,939	18
Total commercial	463,717	17,851	32,318	345,062	69,287	(801)
Total loans and leases	$914,717	$261,537	$150,812	$345,063	$69,638	$87,667

	First Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$193,627	$58,521	$66,151	$5	$—	$68,950
Home equity	65,508	43,785	4,754	1	343	16,625
U.S. credit card	89,628	86,677	2,951	—	—	—
Non-U.S. credit card (1)	9,367	—	—	—	—	9,367
Direct/Indirect consumer	93,291	49,448	43,351	—	—	492
Other consumer	2,547	2,086	4	—	—	457
Total consumer	453,968	240,517	117,211	6	343	95,891

Commercial
U.S. commercial	287,468	17,409	28,192	198,620	43,119	128
Commercial real estate	57,764	19	2,978	48,818	5,887	62
Commercial lease financing	22,123	—	3	23,152	189	(1,221)
Non-U.S. commercial	92,821	—	21	72,261	20,526	13
Total commercial	460,176	17,428	31,194	342,851	69,721	(1,018)
Total loans and leases	$914,144	$257,945	$148,405	$342,857	$70,064	$94,873

	Second Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$186,752	$45,888	$59,216	$2	$—	$81,646
Home equity	73,141	47,795	5,276	1	347	19,722
U.S. credit card	86,705	83,692	3,012	—	—	1
Non-U.S. credit card	9,988	—	—	—	—	9,988
Direct/Indirect consumer	91,643	46,853	44,243	3	—	544
Other consumer	2,220	1,681	8	1	—	530
Total consumer	450,449	225,909	111,755	7	347	112,431

Commercial
U.S. commercial	276,640	16,989	26,878	190,273	42,180	320
Commercial real estate	57,772	22	2,506	49,120	6,026	98
Commercial lease financing	20,874	—	3	21,891	288	(1,308)
Non-U.S. commercial	93,935	1	38	73,105	20,779	12
Total commercial	449,221	17,012	29,425	334,389	69,273	(878)
Total loans and leases	$899,670	$242,921	$141,180	$334,396	$69,620	$111,553

(1)
Represents, on an average basis, non-U.S. credit card loans, which were included in assets of business held for sale on the Consolidated Balance Sheet and in All Other at March 31, 2017. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2017	March 31 2017	June 30 2016	June 30 2017	March 31 2017	June 30 2016
Diversified financials	$80,979	$78,211	$78,799	$126,267	$121,369	$122,504
Real estate (5)	63,480	63,384	61,539	85,115	85,286	84,543
Retailing	42,841	41,548	39,934	74,396	67,003	63,589
Capital goods	34,373	34,234	34,866	66,302	64,304	63,171
Healthcare equipment and services	36,749	38,737	37,483	56,365	62,117	67,494
Government and public education	46,057	45,843	45,956	54,695	54,354	55,019
Materials	22,964	23,645	23,373	45,851	46,485	44,607
Banking	38,117	38,184	44,002	42,675	45,320	50,437
Food, beverage and tobacco	22,211	21,205	20,594	42,421	41,273	41,495
Consumer services	27,061	28,994	25,656	42,383	44,141	40,132
Energy	17,044	18,002	21,220	36,878	37,920	40,467
Commercial services and supplies	21,336	21,372	21,335	34,137	34,164	33,818
Transportation	20,917	19,645	20,117	28,886	27,609	27,392
Utilities	12,176	12,805	12,868	27,273	27,925	28,426
Media	13,195	13,156	13,137	24,911	25,492	25,101
Individuals and trusts	17,619	16,404	16,397	22,971	22,854	21,638
Pharmaceuticals and biotechnology	5,670	5,943	6,389	18,936	18,858	16,202
Software and services	9,164	9,540	7,990	18,361	19,084	18,380
Technology hardware and equipment	7,846	7,822	7,492	18,092	19,104	19,185
Telecommunication services	6,237	7,020	5,352	14,535	17,593	12,092
Consumer durables and apparel	6,400	5,965	5,635	12,161	11,185	10,390
Insurance, including monolines	6,049	6,724	5,395	11,938	13,779	10,670
Automobiles and components	5,391	5,744	5,414	11,546	13,111	12,447
Food and staples retailing	4,771	5,724	4,827	9,265	9,565	8,890
Religious and social organizations	4,259	4,732	4,619	6,071	6,419	6,373
Other	10,458	9,639	7,307	15,461	16,645	14,196
Total commercial credit exposure by industry	$583,364	$584,222	$577,696	$947,892	$952,959	$938,658
Net credit default protection purchased on total commitments (6)				$(1,875)	$(3,099)	$(5,396)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $34.6 billion, $35.5 billion and $50.7 billion at June 30, 2017, March 31, 2017 and June 30, 2016, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $25.5 billion, $24.8 billion and $24.5 billion which consists primarily of other marketable securities at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(2)
Total utilized and total committed exposure includes loans of $6.3 billion, $6.5 billion and $6.8 billion and issued letters of credit with a notional amount of $262 million, $308 million and $321 million accounted for under the fair value option at June 30, 2017, March 31, 2017 and June 30, 2016, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $4.2 billion, $5.6 billion and $7.8 billion at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(6)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity (1)
	June 30 2017	March 31 2017
Less than or equal to one year	38%	65%
Greater than one year and less than or equal to five years	60	32
Greater than five years	2	3
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown in this table.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	June 30, 2017		March 31, 2017
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
A	$(115)	6.1%	$(135)	4.4%
BBB	(585)	31.2	(1,735)	56.0
BB	(644)	34.3	(723)	23.3
B	(465)	24.8	(416)	13.4
CCC and below	(52)	2.8	(67)	2.2
NR (5)	(14)	0.8	(23)	0.7
Total net credit default protection	$(1,875)	100.0%	$(3,099)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt ratings for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection purchased.

(5)	NR is comprised of index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at June 30 2017	Hedges and Credit Default Protection (3)	Net Country Exposure at June 30 2017 (4)	Increase (Decrease) from March 31 2017
United Kingdom	$20,535	$15,186	$5,966	$1,410	$43,097	$(4,527)	$38,570	$(14,488)
Germany	13,077	7,930	1,877	3,709	26,593	(3,360)	23,233	(469)
Canada	7,685	7,637	2,485	1,990	19,797	(817)	18,980	2,329
Japan	9,599	558	2,030	3,207	15,394	(1,751)	13,643	1,021
Brazil	8,217	363	1,254	2,924	12,758	(324)	12,434	(676)
France	4,516	5,603	2,230	4,618	16,967	(4,842)	12,125	895
China	10,153	833	490	949	12,425	(387)	12,038	877
Australia	5,664	2,922	453	1,782	10,821	(388)	10,433	263
India	5,915	211	374	3,840	10,340	(856)	9,484	611
Netherlands	4,591	3,600	718	2,322	11,231	(1,802)	9,429	1,210
Hong Kong	7,136	144	605	765	8,650	(53)	8,597	1,506
South Korea	4,861	496	1,052	2,159	8,568	(553)	8,015	950
Singapore	2,885	352	1,112	2,264	6,613	(74)	6,539	368
Mexico	3,716	1,364	230	896	6,206	(432)	5,774	1,052
Switzerland	3,168	3,422	277	154	7,021	(1,532)	5,489	(1,467)
Italy	1,289	1,317	515	886	4,007	(1,176)	2,831	(141)
Spain	1,650	996	290	863	3,799	(1,026)	2,773	553
Turkey	2,621	50	32	73	2,776	(207)	2,569	(420)
Belgium	1,031	688	119	796	2,634	(242)	2,392	22
United Arab Emirates	1,968	111	284	2	2,365	(93)	2,272	(403)
Total top 20 non-U.S. countries exposure	$120,277	$53,783	$22,393	$35,609	$232,062	$(24,442)	$207,620	$(6,407)

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(3)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(4)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2017	March 31 2017	December 31 2016	September 30 2016	June 30 2016
Residential mortgage	$2,579	$2,729	$3,056	$3,341	$3,592
Home equity	2,681	2,796	2,918	2,982	3,085
Direct/Indirect consumer	19	19	28	26	27
Other consumer	3	2	2	1	1
Total consumer	5,282	5,546	6,004	6,350	6,705
U.S. commercial	1,039	1,246	1,256	1,439	1,349
Commercial real estate	123	74	72	60	84
Commercial lease financing	28	37	36	35	13
Non-U.S. commercial	269	311	279	400	144
	1,459	1,668	1,643	1,934	1,590
U.S. small business commercial	61	60	60	65	69
Total commercial	1,520	1,728	1,703	1,999	1,659
Total nonperforming loans and leases	6,802	7,274	7,707	8,349	8,364
Foreclosed properties (1)	325	363	377	388	435
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$7,127	$7,637	$8,084	$8,737	$8,799

Fully-insured home loans past due 30 days or more and still accruing	$4,970	$5,531	$6,397	$6,844	$7,478
Consumer credit card past due 30 days or more and still accruing (5)	1,550	1,717	1,725	1,584	1,517
Other loans past due 30 days or more and still accruing	3,428	4,170	4,894	3,093	2,994
Total loans past due 30 days or more and still accruing (3, 6, 7)	$9,948	$11,418	$13,016	$11,521	$11,989

Fully-insured home loans past due 90 days or more and still accruing	$3,699	$4,226	$4,793	$5,117	$5,659
Consumer credit card past due 90 days or more and still accruing (8)	772	872	848	767	762
Other loans past due 90 days or more and still accruing	199	270	246	166	180
Total loans past due 90 days or more and still accruing (3, 6, 7)	$4,670	$5,368	$5,887	$6,050	$6,601

Nonperforming loans, leases and foreclosed properties/Total assets (9)	0.32%	0.34%	0.37%	0.40%	0.40%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (9)	0.78	0.84	0.89	0.97	0.98
Nonperforming loans and leases/Total loans and leases (9)	0.75	0.80	0.85	0.93	0.94

Commercial utilized reservable criticized exposure (10)	$15,640	$16,068	$16,320	$16,938	$18,087
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (10)	3.13%	3.27%	3.35%	3.52%	3.76%
Total commercial utilized criticized exposure/Commercial utilized exposure (10)	3.14	3.19	3.24	3.38	3.72

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally FHA-insured loans, that entered foreclosure of $1.0 billion, $1.1 billion, $1.2 billion, $1.3 billion and $1.3 billion at June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	June 30 2017	March 31 2017	December 31 2016	September 30 2016	June 30 2016
Nonperforming loans held-for-sale	$267	$426	$264	$274	$223
Nonperforming loans accounted for under the fair value option	79	95	132	293	302
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	22	28	27	27	38

(5)
Includes $137 million and $130 million of non-U.S. credit card loans at March 31, 2017 and December 31, 2016, which were included in assets of business held for sale on the Consolidated Balance Sheet. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(6)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $25 million, $137 million, $261 million, $18 million and $13 million at June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively, and loans held-for-sale past due 90 days or more and still accruing of $82 million and $182 million at March 31, 2017 and December 31, 2016, and $0 for other periods presented. At June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, there were $37 million, $31 million, $38 million, $115 million and $117 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(7)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(8)	Includes $71 million and $66 million of non-U.S. credit card loans at March 31, 2017 and December 31, 2016, which were included in assets of business held for sale on the Consolidated Balance Sheet.

(9)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $7.3 billion, $7.5 billion, $7.1 billion, $8.1 billion and $8.7 billion at June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

(10)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$5,546	$6,004	$6,350	$6,705	$7,247
Additions to nonperforming loans and leases:
New nonperforming loans and leases	682	818	911	831	799
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(170)	(230)	(190)	(220)	(252)
Sales	(119)	(142)	(273)	(237)	(271)
Returns to performing status (2)	(368)	(386)	(408)	(383)	(396)
Charge-offs (3)	(259)	(240)	(269)	(279)	(334)
Transfers to foreclosed properties	(53)	(57)	(62)	(67)	(88)
Transfers (to) from loans held-for-sale	23	(221)	(55)	—	—
Total net reductions to nonperforming loans and leases	(264)	(458)	(346)	(355)	(542)
Total nonperforming consumer loans and leases, end of period	5,282	5,546	6,004	6,350	6,705
Foreclosed properties	285	328	363	372	416
Nonperforming consumer loans, leases and foreclosed properties, end of period	$5,567	$5,874	$6,367	$6,722	$7,121

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,728	$1,703	$1,999	$1,659	$1,603
Additions to nonperforming loans and leases:
New nonperforming loans and leases	281	458	254	890	489
Advances	7	14	4	2	2
Reductions to nonperforming loans and leases:
Paydowns	(266)	(267)	(226)	(267)	(211)
Sales	(33)	(22)	(152)	(73)	(87)
Return to performing status (5)	(86)	(54)	(90)	(101)	(29)
Charge-offs	(85)	(82)	(84)	(102)	(106)
Transfers to foreclosed properties	(5)	(22)	(2)	—	(2)
Transfers to loans held-for-sale	(21)	—	—	(9)	—
Total net additions (reductions) to nonperforming loans and leases	(208)	25	(296)	340	56
Total nonperforming commercial loans and leases, end of period	1,520	1,728	1,703	1,999	1,659
Foreclosed properties	40	35	14	16	19
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,560	$1,763	$1,717	$2,015	$1,678

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 37.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Second Quarter 2017		First Quarter 2017		Fourth Quarter 2016		Third Quarter 2016		Second Quarter 2016
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (3)	$(19)	(0.04)%	$17	0.04%	$2	—%	$4	0.01%	$34	0.07%
Home equity	50	0.32	64	0.40	70	0.41	97	0.55	126	0.70
U.S. credit card	640	2.87	606	2.74	566	2.52	543	2.45	573	2.66
Non-U.S. credit card (4)	31	1.89	44	1.91	41	1.80	43	1.83	46	1.85
Direct/Indirect consumer	32	0.14	48	0.21	43	0.19	34	0.14	23	0.10
Other consumer	17	2.64	48	7.61	53	8.57	57	9.74	47	8.40
Total consumer	751	0.67	827	0.74	775	0.68	778	0.69	849	0.76
U.S. commercial (5)	52	0.08	44	0.06	29	0.04	62	0.10	28	0.04
Commercial real estate	5	0.03	(4)	(0.03)	—	—	(23)	(0.16)	(2)	(0.01)
Commercial lease financing	1	0.01	—	—	2	0.05	6	0.11	15	0.30
Non-U.S. commercial	46	0.21	15	0.07	23	0.10	10	0.04	45	0.20
	104	0.09	55	0.05	54	0.05	55	0.05	86	0.08
U.S. small business commercial	53	1.60	52	1.61	51	1.55	55	1.67	50	1.55
Total commercial	157	0.14	107	0.10	105	0.09	110	0.10	136	0.12
Total net charge-offs	$908	0.40	$934	0.42	$880	0.39	$888	0.40	$985	0.44

By Business Segment and All Other
Consumer Banking	$791	1.21%	$772	1.21%	$732	1.15%	$710	1.14%	$715	1.18%
Global Wealth & Investment Management	8	0.02	21	0.06	17	0.05	12	0.03	14	0.04
Global Banking	98	0.11	51	0.06	50	0.06	57	0.07	80	0.10
Global Markets	1	0.01	—	—	—	—	4	0.02	5	0.03
All Other (4)	10	0.05	90	0.39	81	0.33	105	0.41	171	0.63
Total net charge-offs	$908	0.40	$934	0.42	$880	0.39	$888	0.40	$985	0.44

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.41, 0.42, 0.39, 0.40 and 0.45 for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $55 million, $33 million, $70 million, $83 million and $82 million for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.43, 0.43, 0.42, 0.43 and 0.48 for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

(3)
Includes nonperforming loan sales recoveries of $3 million, $11 million, $9 million, $7 million and $0 for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

(4)
Represents net charge-offs of non-U.S. credit card loans recorded in All Other, which were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017 and December 31, 2016. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(5)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Six Months Ended June 30
	2017		2016
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage (3)	$(2)	—%	$125	0.14%
Home equity	114	0.36	238	0.65
U.S. credit card	1,246	2.81	1,160	2.68
Non-U.S. credit card (4)	75	1.90	91	1.85
Direct/Indirect consumer	80	0.17	57	0.13
Other consumer	65	5.08	95	8.73
Total consumer	1,578	0.71	1,766	0.79
U.S. commercial (5)	96	0.07	93	0.07
Commercial real estate	1	—	(8)	(0.03)
Commercial lease financing	1	0.01	13	0.13
Non-U.S. commercial	61	0.14	87	0.19
	159	0.07	185	0.09
U.S. small business commercial	105	1.60	102	1.59
Total commercial	264	0.12	287	0.13
Total net charge-offs	$1,842	0.41	$2,053	0.46

By Business Segment and All Other
Consumer Banking	$1,563	1.21%	$1,454	1.22%
Global Wealth & Investment Management	29	0.04	19	0.03
Global Banking	149	0.09	184	0.11
Global Markets	1	—	5	0.01
All Other (4)	100	0.22	391	0.70
Total net charge-offs	$1,842	0.41	$2,053	0.46

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.42 and 0.47 for the six months ended June 30, 2017 and 2016.

(2)
Excludes write-offs of purchased credit-impaired loans of $88 million and $187 million for the six months ended June 30, 2017 and 2016. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.43 and 0.51 for the six months ended June 30, 2017 and 2016.

(3)	Includes nonperforming loan sales charge-offs (recoveries) of $(14) million and $42 million for the six months ended June 30, 2017 and 2016.

(4)
Represents net charge-offs of non-U.S. credit card loans recorded in All Other, which were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(5)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2017			March 31, 2017			June 30, 2016
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Residential mortgage	$901	8.28%	0.46%	$1,018	8.97%	0.53%	$1,192	10.07%	0.64%
Home equity	1,408	12.95	2.27	1,547	13.62	2.42	2,017	17.04	2.82
U.S. credit card	3,063	28.17	3.37	3,003	26.45	3.39	2,806	23.71	3.18
Non-U.S.credit card	—	—	—	242	2.13	2.54	256	2.16	2.73
Direct/Indirect consumer	273	2.51	0.29	276	2.43	0.30	224	1.89	0.24
Other consumer	50	0.46	1.84	50	0.44	2.00	48	0.41	2.11
Total consumer	5,695	52.37	1.28	6,136	54.04	1.36	6,543	55.28	1.45
U.S. commercial (3)	3,250	29.89	1.12	3,306	29.12	1.15	3,441	29.07	1.24
Commercial real estate	949	8.73	1.60	927	8.16	1.60	919	7.76	1.60
Commercial lease financing	151	1.38	0.69	135	1.19	0.62	145	1.22	0.68
Non-U.S.commercial	830	7.63	0.91	850	7.49	0.95	789	6.67	0.89
Total commercial (4)	5,180	47.63	1.12	5,218	45.96	1.14	5,294	44.72	1.19
Allowance for loan and lease losses	10,875	100.00%	1.20	11,354	100.00%	1.25	11,837	100.00%	1.32
Less: Allowance included in assets of business held for sale (5)	—			(242)			—
Total allowance for loan and lease losses	10,875			11,112			11,837
Reserve for unfunded lending commitments	757			757			750
Allowance for credit losses	$11,632			$11,869			$12,587

Asset Quality Indicators (5)

Allowance for loan and lease losses/Total loans and leases (2)		1.20%			1.25%			1.32%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (2, 6)		1.17			1.22			1.29
Allowance for loan and lease losses/Total nonperforming loans and leases (7)		160			156			142
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (6)		154			150			135
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (8)		2.99			3.00			2.99
Ratio of the allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Annualized net charge-offs (6, 8)		2.88			2.88			2.85
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		2.82			2.90			2.76

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $666 million, $694 million and $1.5 billion and home equity loans of $369 million, $338 million and $354 million at June 30, 2017, March 31, 2017 and June 30, 2016, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $3.2 billion, $3.5 billion and $2.7 billion and non-U.S. commercial loans of $3.1 billion, $3.0 billion and $4.1 billion at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(2)	Total loans and leases do not include loans accounted for under the fair value option of $7.3 billion, $7.5 billion and $8.7 billion at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(3)	Includes allowance for loan and lease losses for U.S. small business commercial loans of $417 million, $415 million and $466 million at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(4)	Includes allowance for loan and lease losses for impaired commercial loans of $242 million, $274 million and $238 million at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(5)
Indicators include $242 million of non-U.S. credit card allowance and $9.5 billion of non-U.S. credit card loans, which were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(6)	Excludes valuation allowance on purchased credit-impaired loans of $375 million, $454 million and $528 million at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(7)
Allowance for loan and lease losses includes $3.8 billion, $4.0 billion and $4.1 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at June 30, 2017, March 31, 2017 and June 30, 2016, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 104 percent, 100 percent and 93 percent at June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

(8)
Net charge-offs exclude $55 million, $33 million and $82 million of write-offs in the purchased credit-impaired loan portfolio for the three months ended June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	41

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. Total revenue, net of interest expense, on a fully taxable-equivalent basis includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. The Corporation presents related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

See the tables below and on page 43 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the six months ended June 30, 2017 and 2016 and the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$22,044	$20,603	$10,986	$11,058	$10,292	$10,201	$10,118
Fully taxable-equivalent adjustment	434	438	237	197	234	228	223
Net interest income on a fully taxable-equivalent basis	$22,478	$21,041	$11,223	$11,255	$10,526	$10,429	$10,341

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$45,077	$42,076	$22,829	$22,248	$19,990	$21,635	$21,286
Fully taxable-equivalent adjustment	434	438	237	197	234	228	223
Total revenue, net of interest expense on a fully taxable-equivalent basis	$45,511	$42,514	$23,066	$22,445	$20,224	$21,863	$21,509

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense	$4,817	$3,539	$3,108	$1,709	$1,359	$2,349	$2,034
Fully taxable-equivalent adjustment	434	438	237	197	234	228	223
Income tax expense on a fully taxable-equivalent basis	$5,251	$3,977	$3,345	$1,906	$1,593	$2,577	$2,257

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$244,452	$238,803	$246,003	$242,883	$245,139	$243,679	$240,376
Goodwill	(69,616)	(69,756)	(69,489)	(69,744)	(69,745)	(69,744)	(69,751)
Intangible assets (excluding mortgage servicing rights)	(2,833)	(3,584)	(2,743)	(2,923)	(3,091)	(3,276)	(3,480)
Related deferred tax liabilities	1,522	1,684	1,506	1,539	1,580	1,628	1,662
Tangible common shareholders' equity	$173,525	$167,147	$175,277	$171,755	$173,883	$172,287	$168,807

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$269,672	$262,889	$271,223	$268,103	$270,360	$268,899	$265,354
Goodwill	(69,616)	(69,756)	(69,489)	(69,744)	(69,745)	(69,744)	(69,751)
Intangible assets (excluding mortgage servicing rights)	(2,833)	(3,584)	(2,743)	(2,923)	(3,091)	(3,276)	(3,480)
Related deferred tax liabilities	1,522	1,684	1,506	1,539	1,580	1,628	1,662
Tangible shareholders' equity	$198,745	$191,233	$200,497	$196,975	$199,104	$197,507	$193,785

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	42

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
	2017	2016

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$245,767	$242,206	$245,767	$242,933	$241,620	$244,863	$242,206
Goodwill	(68,969)	(69,744)	(68,969)	(69,744)	(69,744)	(69,744)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(2,610)	(3,352)	(2,610)	(2,827)	(2,989)	(3,168)	(3,352)
Related deferred tax liabilities	1,471	1,637	1,471	1,513	1,545	1,588	1,637
Tangible common shareholders' equity	$175,659	$170,747	$175,659	$171,875	$170,432	$173,539	$170,747

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$270,987	$267,426	$270,987	$268,153	$266,840	$270,083	$267,426
Goodwill	(68,969)	(69,744)	(68,969)	(69,744)	(69,744)	(69,744)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(2,610)	(3,352)	(2,610)	(2,827)	(2,989)	(3,168)	(3,352)
Related deferred tax liabilities	1,471	1,637	1,471	1,513	1,545	1,588	1,637
Tangible shareholders' equity	$200,879	$195,967	$200,879	$197,095	$195,652	$198,759	$195,967

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,254,529	$2,186,966	$2,254,529	$2,247,701	$2,187,702	$2,195,314	$2,186,966
Goodwill	(68,969)	(69,744)	(68,969)	(69,744)	(69,744)	(69,744)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(2,610)	(3,352)	(2,610)	(2,827)	(2,989)	(3,168)	(3,352)
Related deferred tax liabilities	1,471	1,637	1,471	1,513	1,545	1,588	1,637
Tangible assets	$2,184,421	$2,115,507	$2,184,421	$2,176,643	$2,116,514	$2,123,990	$2,115,507

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	43